                                                                EXHIBIT d(4)(ii)

                               AMENDED SCHEDULE A

                                     TO THE

                      RESTATED EXPENSE LIMITATION AGREEMENT

                           ING VARIABLE PRODUCTS TRUST

                            OPERATING EXPENSE LIMITS

                                                          MAXIMUM OPERATING EXPENSE LIMIT
            NAME OF FUNDS                             (AS A PERCENTAGE OF AVERAGE NET ASSETS)
            -------------                             --------------------------------------
                                                      Class I                        Class S
                                                      -------                        -------
ING VP Convertible Portfolio                            N/A                           1.10%
Term Expires December 31, 2004

ING VP Disciplined LargeCap Portfolio                  0.90%                          1.10%
Term Expires December 31, 2004

ING VP Financial Services Portfolio                    0.80%                          1.05%
Term Expires December 31, 2004

ING VP Growth + Value Portfolio                        0.80%                           N/A
Term Expires December 31, 2004

ING VP Growth Opportunities Portfolio                  0.90%                          1.10%
Term Expires December 31, 2004

ING VP High Yield Bond Portfolio                       0.80%                          1.00%
Initial Term Expires December 31, 2004

ING VP International Value Portfolio                   1.00%                          1.20%
Term Expires December 31, 2004

ING VP LargeCap Growth Portfolio                        N/A                           1.10%
Term Expires December 31, 2004

ING VP MagnaCap Portfolio                              0.90%                          1.10%
Term Expires December 31, 2004

ING VP MidCap Opportunities Portfolio                  0.90%                          1.10%
Term Expires December 31, 2005

                                                          MAXIMUM OPERATING EXPENSE LIMIT
            NAME OF FUNDS                             (AS A PERCENTAGE OF AVERAGE NET ASSETS)
            -------------                             --------------------------------------
                                                      Class I                        Class S
                                                      -------                        -------
ING VP Real Estate Portfolio                           1.05%                          1.30%
Initial Term Expires December 31, 2005

ING VP SmallCap Opportunities Portfolio                0.90%                          1.10%
Term Expires December 31, 2004

                                                                           HE

                                       2